Exhibit 99.1

400 Centre Street, Newton, MA 02458-2076	tel: (617) 219-1440 fax: (617) 219-1441

FOR IMMEDIATE RELEASE

Contacts:

Timothy A. Bonang, Vice President, Investor Relations, or

Elisabeth A. Heiss, Manager, Investor Relations

(617) 219-1410

www.govreit.com

Government Properties Income Trust Announces Purchase of 15 Properties for $231 Million

Newton, MA (June 15, 2010):  Government Properties Income Trust (NYSE:  GOV) today announced that it has entered a series of agreements to purchase 15 properties primarily leased to government tenants for approximately $231 million.

The properties are being acquired by GOV from HRPT Properties Trust (NYSE:  HRP).  GOV was formerly a 100% owned subsidiary of HRP, and HRP continues to own 9,950,000 common shares of GOV, or approximately 31.8% of GOV’s total common shares outstanding.   When GOV completed its initial public offering in June 2009, HRP granted GOV a right of first refusal to purchase properties which HRP owns that are majority leased to government tenants, including the 15 properties which are the subjects of the agreements announced today.

The current annualized net operating income which GOV expects from these 15 properties is approximately $20.5 million/year, including straight line rents recognized under generally accepted accounting principles, or GAAP, which creates a purchase price capitalization rate for the 15 properties combined of approximately 8.9% per annum.  In addition, these purchases will diversify GOV’s revenue sources by tenants and geography:  11 additional U.S. Government agencies and one new state tenant will be added to GOV’s tenants; and properties in four states will be added to the 20 states (and District of Columbia) in which GOV currently owns properties.  Charts showing GOV’s sources of rental income by tenant and by geography as of June 1, 2010, and pro forma as if all of the 15 properties to be purchased were owned at that time are presented at the end of this press release.

A Maryland Real Estate Investment Trust with transferable shares of beneficial interest listed on the New York Stock Exchange.

No shareholder, Trustee or officer is personally liable for any act or obligation of the Trust.

These acquisitions are not expected to materially impact GOV’s average lease maturity (weighted by rents) of almost five years.

The purchases of the 15 properties are expected to close in phases between today and March 31, 2011.  All purchases made in the near future are expected to be funded by GOV using cash on hand and drawings under GOV’s revolving bank credit facility.  Additional purchases and repayments of GOV’s revolving credit facility are expected to be by a mix of long term capital which will be determined based upon market conditions.   GOV expects that it will realize funds from operations, or FFO, accretion as a result of these acquisitions, but there can be no assurance it will be able to do so.  The FFO per share accretion which GOV may realize as a result of these purchases will depend, in large part, upon the capital costs which GOV incurs to fund these acquisitions.

Each of GOV and HRP are managed by Reit Management & Research LLC, or RMR.  Accordingly, the purchase agreements announced today were negotiated by special committees of the Boards of GOV and HRP composed solely of Independent Trustees who are not also Trustees of the counterparty.   Also, the agreed purchase prices are within the ranges of market values determined by an independent third party appraiser.

Government Properties Income Trust is a real estate investment trust, or REIT, which owns properties located throughout the United States which are primarily leased to United States Government agencies and various state governments.  GOV is headquartered in Newton, MA.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THE FOREGOING PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON GOV’S PRESENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, SOME OF WHICH ARE BEYOND GOV’S CONTROL.  FOR EXAMPLE:

•                  THIS PRESS RELEASE STATES THAT GOV HAS AGREED TO PURCHASE 15 PROPERTIES FOR APPROXIMATELY $231 MILLION.   THESE PURCHASES ARE SUBJECT TO VARIOUS CONTRACTUAL CONTINGENCIES TYPICAL OF LARGE COMMERCIAL PROPERTY TRANSACTIONS.   THESE CONTINGENCIES MAY RESULT IN CANCELLATION OF SOME OR ALL OF THESE PURCHASES OR PRICE ADJUSTMENTS.

•                  THIS PRESS RELEASE STATES THAT THE CURRENT NET OPERATING INCOME WHICH GOV EXPECTS FROM THE 15 PROPERTIES TO BE ACQUIRED, IS APPROXIMATELY $20.5 MILLION/YEAR, INCLUDING STRAIGHT LINE RENTS RECOGNIZED UNDER GAAP.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT GOV WILL REALIZE NET OPERATING INCOME FROM THESE PROPERTIES WHEN AND IF THEY ARE ALL ACQUIRED OF $20.5 MILLION/YEAR.  IN FACT, GOV’S ESTIMATE OF NOI INCLUDES RENTS FROM CERTAIN LEASES WHICH HAVE BEEN NEGOTIATED WITH CERTAIN GOVERNMENT TENANTS; GOV EXPECTS THESE LEASES WILL BE SIGNED, BUT THEY MAY NOT BE SIGNED OR BECOME EFFECTIVE.  ALSO, THE NET OPERATING INCOME WHICH GOV MAY REALIZE FROM THESE PROPERTIES IF AND WHEN THEY ARE ACQUIRED WILL DEPEND UPON NUMEROUS OTHER FACTORS, INCLUDING GOV’S ABILITY TO MAINTAIN THE OCCUPANCY OF THESE PROPERTIES, GOV’S ABILITY TO MAINTAIN CURRENT RENT RATES AND GOV’S ABILITY TO CONTROL OPERATING COSTS AND EXPENSES.  MOREOVER, SEVERAL OF THESE FACTORS MAY BE MATERIALLY IMPACTED BY OTHER FACTORS, SUCH AS MARKET DEMAND FOR OFFICE SPACE, MARKET RENTAL RATES AND CERTAIN OPERATING COSTS FOR REAL ESTATE TAXES, UTILITIES, ETC. WHICH ARE LARGELY BEYOND GOV’S CONTROL.

•                  THIS PRESS RELEASE STATES THAT THE AVERAGE LEASE MATURITY (WEIGHTED BY RENT) IN THE 15 PROPERTIES GOV INTENDS TO ACQUIRE WILL NOT MATERIALLY IMPACT GOV’S AVERAGE LEASE MATURITY (WEIGHTED BY RENT) OF ALMOST FIVE YEARS.  IN FACT, LEASES WITH GOVERNMENT TENANTS OFTEN PERMIT GOVERNMENT TENANTS TO VACATE LEASED PREMISES BEFORE LEASES EXPIRE.  THE U.S. GOVERNMENT AND SEVERAL STATE GOVERNMENTS ARE CURRENTLY EXPERIENCING BUDGET DEFICITS.  THESE BUDGETARY PROBLEMS MAY CAUSE SOME OF GOV’S EXISTING TENANTS AND SOME TENANTS IN THE PROPERTIES GOV HAS AGREED TO ACQUIRE TO RELOCATE FROM THE LEASED PREMISES TO GOVERNMENT OWNED PROPERTIES.  ALSO, SOME GOVERNMENT TENANTS MAY REQUEST RENT CONCESSIONS AND THREATEN OR EXERCISE EARLY TERMINATION RIGHTS IF SUCH CONCESSIONS ARE NOT GRANTED.  ACCORDINGLY, ALL REFERENCES TO LEASE MATURITIES MAY NOT BE ACHIEVED BECAUSE LEASE TERMINATIONS MAY BE ACCELERATED.

•                  THIS PRESS RELEASE STATES THE PURCHASES DESCRIBED ARE EXPECTED TO CLOSE IN PHASES BETWEEN TODAY AND MARCH 31, 2011.  BECAUSE THE PURCHASE OF EACH PROPERTY IS SUBJECT TO VARIOUS CONTINGENCIES, SOME OF THESE PURCHASES MAY BE ACCELERATED, SOME MAY BE DELAYED BEYOND MARCH 31 AND SOME MAY NOT OCCUR.

•                  THIS PRESS RELEASE STATES THAT GOV EXPECTS TO REALIZE FFO ACCRETION AS A RESULT OF THE ACQUISITIONS DESCRIBED.   AS NOTED IN THE PRESS RELEASE, GOV’S ABILITY TO REALIZE FFO ACCRETION WILL DEPEND IN LARGE PART UPON GOV’S CAPITAL COSTS.   ALTHOUGH GOV MAY MAKE DECISIONS ABOUT HOW TO BALANCE THE USE OF VARIOUS TYPES OF CAPITAL, SUCH AS COMMON OR PREFERRED EQUITY, SECURED OR UNSECURED DEBT, FLOATING OR FIXED RATE DEBT AND THE TERM MATURITIES OF DEBT, THE AVAILABILITY AND COSTS OF THESE ALTERNATIVE FORMS OF CAPITAL WILL BE LARGELY DEPENDENT UPON MARKET CONDITIONS WHICH ARE BEYOND GOV’S CONTROL.

•                  THIS PRESS RELEASE STATES THE PURCHASE AGREEMENTS ANNOUNCED HEREIN WERE NEGOTIATED BY SPECIAL COMMITTEES OF THE BOARDS OF GOV AND HRP COMPOSED SOLELY OF INDEPENDENT TRUSTEES WHO ARE NOT ALSO TRUSTEES OF THE COUNTERPARTY AND THAT THE AGREED PURCHASE PRICES ARE WITHIN THE RANGES OF MARKET VALUES DETERMINED BY AN INDEPENDENT THIRD PARTY APPRAISER.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THESE PURCHASES ARE ARMS LENGTH TRANSACTIONS.  IN FACT, BOTH GOV AND HRP ARE MANAGED BY RMR AND HAVE COMMON MANAGING TRUSTEES.   ACCORDINGLY, THIRD PARTIES SEEKING TO CONTEST THESE PURCHASES MAY ALLEGE THAT THEY ARE NOT EQUIVALENT TO ARMS LENGTH TRANSACTIONS AND THE PURCHASE PRICES MAY BE DIFFERENT THAN THE PRICES WHICH COULD HAVE BEEN ACHIEVED BY GOV IN ARMS LENGTH NEGOTIATIONS.  FOR MORE INFORMATION ABOUT THE RELATIONSHIPS AMONG GOV, HRP AND RMR AND THE RISKS WHICH ARISE FROM THESE RELATIONSHIPS, PLEASE SEE GOV’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009 (THE “GOV ANNUAL REPORT”) AND ITS OTHER FILINGS MADE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND IN PARTICULAR THE SECTIONS CAPTIONED “RISK FACTORS” AND “MANAGEMENT DISCUSSION AND

ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — RELATED PERSON TRANSACTIONS” IN THE GOV ANNUAL REPORT AND THE SECTION CAPTIONED “RELATED PERSON TRANSACTIONS AND COMPANY REVIEW OF SUCH TRANSACTIONS” IN GOV’S PROXY STATEMENT DATED FEBRUARY 22, 2010 RELATING TO ITS 2010 ANNUAL MEETING OF SHAREHOLDERS.  ALL OF THESE DOCUMENTS ARE AVAILABLE ON THE SEC WEBSITE AT WWW.SEC.GOV AND ON GOV’S WEBSITE AT WWW.GOVREIT.COM.

FOR THESE AND OTHER REASONS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

BY MAKING FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE, GOV DOES NOT INTEND TO IMPLY THAT IT IS UNDERTAKING TO PROVIDE UPDATES AS A RESULT OF CHANGED CIRCUMSTANCES OR NEW INFORMATION, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

Government Properties Income Trust

Rental Income by Tenant

As of June 1, 2010

	Percent of Actual Rental Income	Percent of Rental Income Pro Forma for Acquisition of 15 Properties
US Government:
Internal Revenue Service	8.5%	8.3%
U.S. Citizenship & Immigration Service	9.8%	7.3%
Department of Justice	8.4%	6.9%
Centers for Disease Control	9.4%	6.8%
Department of Agriculture	—	6.5%
Federal Bureau of Investigation	5.3%	5.2%
Department of Veterans Affairs	2.7%	4.2%

Department of the Interior	4.7%	3.4%
Defense Intelligence Agency	4.6%	3.3%
Drug Enforcement Agency	3.1%	3.1%
Department of Energy	4.3%	3.1%
National Park Service	4.1%	3.0%
Food and Drug Administration	3.2%	3.0%
U.S. Judiciary	—	2.5%
Defense Information Systems Agency	3.2%	2.4%
Bureau of Land Management	1.4%	2.0%
U.S. Postal Service	2.5%	1.8%
Defense Nuclear Facilities Safety Board	—	1.4%
Occupational Health and Safety Administration	1.8%	1.3%
Financial Management Service	1.5%	1.1%
Environmental Protection Agency	1.5%	1.1%
Housing and Urban Development	—	1.0%
Office for Security and Integrity	1.0%	0.7%
U.S. Military Entrance Processing Command	—	0.7%
U.S. Customs & Border Patrol	—	0.4%
Equal Employment Opportunity Commission	—	0.3%
National Labor Relations Board	—	0.2%
Peace Corps	—	0.1%
U.S. Coast Guard	—	0.1%
Executive Office for Immigration Review	0.1%	0.1%
Department of Labor	—	0.1%
Subtotal U.S. Government	81.1%	81.4%

States:
State of Massachusetts	4.8%	5.0%
State of California	5.9%	4.3%
State of South Carolina	1.0%	1.4%
State of Maryland	1.1%	0.9%
State of Minnesota	1.0%	0.8%
Subtotal States	13.8%	12.4%

Non-Government Tenants	5.1%	6.2%

Total	100.0%	100.0%

Government Properties Income Trust

Rental Income by Geography

As of June 1, 2010

State	Actual Number of Properties	Percent of Actual Rental Income	Number of Properties Pro Forma for Acquisition of 15 Properties	Percent of Rental Income Pro Forma for Acquisition of 15 Properties
Arizona	1	3.5%	3	3.8%
California	6	21.4%	7	17.3%
Colorado	5	10.2%	5	7.5%
District of Columbia	1	13.4%	2	14.2%
Georgia	6	9.4%	7	7.2%
Illinois	1	1.8%	1	1.3%
Kansas	—	0.0%	1	1.8%
Massachusetts	1	4.8%	3	7.6%
Maryland	4	13.3%	5	16.2%
Michigan	1	2.4%	1	1.7%
Minnesota	1	1.0%	2	2.5%
Missouri	1	1.5%	1	1.1%
New Hampshire	1	2.5%	1	1.8%
New Mexico	—	0.0%	1	0.3%
New York	1	2.8%	1	2.0%
Oklahoma	—	0.0%	1	1.4%
South Carolina	1	1.0%	3	1.6%
Tennessee	—	0.0%	1	2.3%
Texas	1	2.1%	1	1.5%
Virginia	1	3.3%	1	2.4%
Vermont	1	1.0%	1	0.7%
Washington	2	2.7%	2	2.0%
West Virginia	1	0.7%	1	0.5%
Wyoming	1	1.4%	1	1.0%
Grand Total	38	100.0%	53	100.0%

DC Metro Market (1)	6	30.0%	8	32.9%

(1) District of Columbia, Maryland and Virginia comprise the DC Metro Market.

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